UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
Dec. 26, 2010
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Black Hawk Exploration
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(Exact Name of Registrant as Specified in Its Charter)

Nevada
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(State or Other Jurisdiction of Incorporation)

                                                                                                                                 000-51988                    27-0670160
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(Commission File Number)     (IRS Employer Identification No.)

1174 Manito Drive NW, PO Box 363 Fox Island WA 98333
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(Address of Principal Executive Offices)      (Zip Code)

253-973-7135
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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On December 26, 2010, Board of Directors of the Registrant dismissed LBB & Associates LTD. LLP its independent registered public account firm.   The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of LBB & Associates LTD. LLP as its independent auditor. None of the reports of LBB & Associates LTD. LLP on the Company's financial statements for either of the past two years and the interim period from August 31, 2010-the date of the last audited financial statements-through December 26, 2010,contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its 10K for the period ended August 31, 20-10 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the interim period from August 31, 2010-the date of the last audited financial statements-through December 26, 2010,there were no disagreements with LBB & Associates LTD. LLP whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to LBB & Associates LTD. LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that LBB & Associates LTD. LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

The registrant engaged Sadler, Gibb & Associates, LLC, P.O. Box 411, Farmington, UT 84025 to act as independent registered public accounting firm on December 26, 2010.    During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Sadler, Gibb & Associates, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
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     16.1  Letter from LBB & Associates LTD. LLP  dated Dec..30, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Dec. 30, 2010

By: /s/ Kevin M. Murphy
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Name:   Kevin Murphy
Title:  President

EXHIBIT INDEX

Exhibit No.    Description of Exhibit
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   16.1        Letter from LBB & Associates LTD. LLP , dated Dec. 30, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K